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                                                                   EXHIBIT 10.29

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY OR WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

THIS WARRANT MAY NOT BE EXERCISED EXCEPT IN COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES LAWS TO THE REASONABLE SATISFACTION OF THE COMPANY AND LEGAL COUNSEL FOR THE COMPANY.


                               WARRANT TO PURCHASE
                   117,021 SHARES OF SERIES D PREFERRED STOCK

                         THE LIGHTSPAN PARTNERSHIP, INC.
            (INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA)

        THIS CERTIFIES THAT, for value received, Montgomery Securities (the "Warrantholder") is entitled to purchase, on the terms hereof, One Hundred Seventeen Thousand Twenty-One (117,021) shares of Series D Preferred Stock (the "Series D Stock") of The Lightspan Partnership, Inc., a California corporation (the "Company"), at a purchase price as set forth herein.

1.      EXERCISE OF WARRANT.

        The terms and conditions upon which this Warrant may be exercised and the Series D Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

        1.1. Exercise. This warrant may be exercised in whole or in part at any time on or after the date hereof, but in no case may this Warrant be exercised later than 5:00, San Francisco time on June 24, 2002 (the "Termination Date"), after which time this Warrant shall terminate and shall be void and of no further force of effect.

        1.2. Exercise Price. The purchase price for the shares of Series D Stock to be issued upon exercise of this Warrant shall be $4.70 per share, subject to adjustment as set forth herein (the "Exercise Price").

        1.3. Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of this Warrant, together with a duly executed copy of the form of Subscription attached hereto, to the Company at its principal office and (b) the delivery of the Exercise Price multiplied by the number of shares for which the purchase rights hereunder are being exercised, by check or bank draft payable to the Company's order or any other form of consideration approved by the Company's Board of Directors.

        1.4. Net Issuance.

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            (a) Right to Convert In addition to and without limiting the rights of the Warrantholder under the terms of this Warrant, the Warrantholder shall have the right to convert this Warrant or any portion hereof (the "Conversion Right") into shares of Series D Stock as provided in this Section 1.4 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series D Stock computed using the following formula:

                                      Y(A - B)
                                  X = --------
                                         A

         Where       X    =       the number of shares of Series D Stock to be
                                  issued to the holder of the Warrant

                     Y    =       the number of Converted Warrant Shares

                     A    =       the fair market value of one
                                  share of the Company's Series D
                                  Stock on the Conversion Date
                                  (as defined below)

                     B    =       the per share exercise price of
                                  the Warrant (as adjusted to the
                                  Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to this Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Warrantholder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

            (b) Method of Exercise. The Conversion Right may be exercised by the Warrantholder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Warrantholder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon the exercise of the Conversion Date shall be delivered to the holder promptly following the Conversion Date.

            (c) Determination of Fair Market Value. For purposes of this Section 1.4, fair market value of a share of Series D Stock on the Conversion Date shall be determined as follows:

                (i) If the Series D Stock is traded on a stock exchange, the fair market value of the Series D Stock shall be deemed to be the average of the closing selling prices of the Series D Stock on the stock exchange determined by the Company's Board of Directors to be the

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primary market for the Series D Stock over the ten (10) trading day period ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                (ii) If the Series D Stock is traded over-the-counter, the fair market value of the Series D Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Series D Stock over the ten (10) trading day period ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system; and

                (iii) If there is no public market for the Series D Stock, then the fair market value of the Series D Stock shall be determined by the good faith judgment of the Company's Board of Directors.

        1.5. Issuance of Shares. In the event that the purchase rights evidenced by this Warrant are exercised in whole or in part, a certificate or certificates for the purchased shares shall be issued to the Warrantholder as soon as practicable. The Warrantholder, by acceptance hereof, agrees that this Warrant and the Warrant Stock are being acquired for investment and that he will not offer, sell or otherwise dispose of this Warrant or any Warrant Stock except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). The Warrant Stock (unless registered under the
Act) shall be stamped or imprinted with a legend in substantially the following form:

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

        In the event the purchase rights evidenced by this Warrant are exercised in part, the Company will also issue to the Warrantholder a new warrant representing the unexercised purchase rights.

2.      CERTAIN ADJUSTMENTS.

        2.1. Conversion of Series D Stock. Should all of the Company's Series D Stock be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, converted into shares of the Company's Common Stock in accordance with the Articles of Incorporation of the Company in effect immediately prior to such conversion (the "Conversion Event"), then this Warrant shall immediately become exercisable for that number of shares of the Company's Common Stock which is equal to the number of shares of the Common Stock which would have been received if this Warrant had been exercised in full and the Series D Stock

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received thereupon had been simultaneously converted into Common Stock immediately prior to such Conversion Event, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the product obtained by multiplying the Exercise Price by the maximum number of shares of Series D Stock for which this Warrant was exercisable immediately prior to such Conversion Event, by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such Conversion Event.

        2.2. Stock Dividends. If at any time while this Warrant remains outstanding and unexpired, the Company pays a dividend or makes a distribution with respect to the Series D Stock payable in shares of Series D Stock, then the Exercise Price shall be adjusted, as of the record date of shareholders established for such purpose (or if no such record is taken, as at the date of such payment or distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such payment or distribution by a fraction (A) the numerator of which shall be the total number of shares of Series D Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Series D Stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Series D Stock (calculated to the nearest whole shares) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Series D Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. The provisions of this Section 2.2 shall not apply under any of the circumstances for which an adjustment is provided under Sections 2.3, 2.4 or 2.5.

        2.3. Mergers, Consolidations or Sale of Assets. If at any time while this Warrant remains outstanding and unexpired, there shall be a capital reorganization of the shares of the Company's capital stock (other than a combination, reclassification, exchange or subdivision otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving corporation (collectively, a "Corporate Transaction"), then:

            (i) in the event that the consideration per share to be received by the holders of the Company's Series D Stock pursuant to the Corporate Transaction is equal to or exceeds two times the Exercise Price, then the Warrantholder shall be given ten (10) days written notice prior to the closing of the Corporate Transaction during which time the Warrantholder may elect to exercise this Warrant. The Warrantholder may specify that it elects to exercise this Warrant effective immediately prior to the closing of the Corporate Transaction. In the event that the Warrantholder elects not to exercise this Warrant, then this Warrant shall terminate and be of no further force or effect upon the closing of the Corporate Transaction.

            (ii) in the event that the consideration per share to be received by the holders of the Company's Series D Stock pursuant to the Corporate Transaction is less than two times the Exercise Price, then lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such Corporate Transaction to

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which a holder of the securities deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Corporate Transaction if this Warrant had been exercised immediately prior to such Corporate Transaction. Appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Warrantholder after the Corporate Transaction to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of securities issuable under this Warrant) shall be applicable after the Corporate Transaction, as near as reasonably may be, in relation to any shares or other property deliverable after the Corporate Transaction upon exercise of this Warrant.

        2.4. Reclassification. If the Company at any time shall, by subdivision, combination or reclassification or securities or otherwise, change any of the securities issuable under this Warrant into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities issuable under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

        2.5. Subdivision or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired, the number of shares of Series D Stock outstanding is decreased by a combination of the outstanding shares of Series D Stock, then the Exercise Price shall be proportionately increased in the case of a combination of such shares, or shall be proportionately decreased in the case of a subdivision of such shares, and the number of shares of Series D Stock issuable upon exercise of the Warrant shall thereafter be adjusted to equal the product obtained by multiplying the number of shares of Series D Stock purchasable under this Warrant immediately prior to such Exercise Price adjustment by a fraction (A) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (B) the denominator of which shall be the Exercise Price immediately after such adjustment.

        2.6. Liquidating Dividends, Etc. If the Company at any time while the Warrant remains outstanding and unexpired makes a distribution of its assets to the holders of its Series D Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Sections 2.2 through 2.5), the holder of this Warrant shall be entitled to receive upon the exercise hereof, in addition to the shares of Series D Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per share of Series D Stock multiplied by the number of shares of Series D Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Series D Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors.

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        2.7. Notice of Adjustments. Whenever any of the Exercise Price or the
number of securities purchasable under the terms of this Warrant at that Exercise Price shall be adjusted pursuant to Section 2 hereof, the Company shall promptly notify the Warrantholder in writing of such adjustment, setting forth in reasonably detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of shares of Series D Stock or other securities purchasable at that Exercise Price after giving effect to such adjustment. Such notice shall be mailed (by first class and postage prepaid) to the registered Warrantholder.

        In the event of:

            (a) The taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

            (b) Any capital reorganization of the Company, any reclassification or recapitalization or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company, or

            (c) Any voluntary or involuntary dissolution, liquidation, or winding-up of the Company,

the Company will mail to the Warrantholder, at its list address at least ten
(10) days prior to the earliest date specified therein as described below, a notice specifying:

                (1) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                (2) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

3.      FRACTIONAL SHARES.

        No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined by the Company's Board of Directors.

4.      RESERVATION OF SERIES D AND COMMON STOCK.

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        The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series D Stock and Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Series D Stock and Common Stock into which such shares of Series D Stock may at any time be converted as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Series D Stock and Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series D Stock and Common Stock to such number of shares as shall be sufficient for such purposes.

5.      PRIVILEGE OF STOCK OWNERSHIP.

        Prior to the exercise of this Warrant, the Warrantholder shall not be entitled, by virtue of holding this Warrant, to any rights of a shareholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, except as required by law.

6.      LIMITATION OF LIABILITY.

        No provision hereof, in the absence of affirmative action by the holder hereof to purchase the securities issuable under this Warrant, and no mere enumeration herein of the rights of privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7.      TRANSFERS AND EXCHANGES.

        This Warrant may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Warrant may be transferred without the prior written consent of the Company in the following transactions:

            A transfer of the Warrant in whole by a holder who is a natural person during the holder's lifetime or on death by will or intestacy to such holder's immediate family or to any custodian or trustee for the account of such holder or such holder's immediate family. "Immediate family" as used herein shall mean spouse, lineal descendant, father, mother, brother or sister of the holder.

            A transfer of the Warrant in whole to the Company or to any stockholder of the Company.

            A transfer of the Warrant in whole or in part to a person who, at the time of such transfer, is or is an affiliate of an officer or director of the Company.

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            A transfer of the Warrant in whole pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of a corporate holder.

            A transfer of the Warrant in whole to a parent, subsidiary or affiliate of a holder.

            A transfer of the Warrant in whole by a holder which is a limited or general partnership to any of its partners or former partners.

8.      PAYMENT OF TAXES.

        The Company shall pay all stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the securities issuable under this Warrant. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of the securities issuable under this Warrant in any name other than that of the Warrantholder, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

9.      REGISTRATION RIGHTS.

        The Warrantholder shall have the registration rights with respect to the securities issuable under this Warrant as are set forth in the Amended and Restated Investor Rights Agreement dated June 23, 1997 (the "Rights Agreement")(a copy of which is attached hereto). For all such purposes, the Warrantholder shall be deemed to be a party to said Rights Agreement as if the Warrantholder was an original signatory thereto, and shall have all the rights, privileges and obligations granted to or imposed on a party thereto as provided in this Section 9 and in said Rights Agreement, and the Warrantholder shall for all such purposes be treated as a "Investor" under said Rights Agreement and the securities issuable under this Warrant shall be treated as "Registrable Securities" under said Rights Agreement, as such terms are defined therein.

10.     NO IMPAIRMENT OF RIGHTS.

        The Company hereby agrees that it will not, through the amendment of its Certificate of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

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11.     SUCCESSORS AND ASSIGNS.

        The terms and provisions of this Warrant shall be binding upon the Company and the Warrantholder and their respective successors and assigns.

12.     LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

13.   RESTRICTED SECURITIES.

        The Warrantholder understands that this Warrant and the securities purchasable hereunder constitute "restricted securities" under the federal securities laws inasmuch as they are, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933 or an applicable exemption from registration. In this connection, the Warrantholder acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of this Warrant and the securities purchased hereunder.

14.     SATURDAYS, SUNDAYS, HOLIDAYS.

        If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to the purchase price, on the next succeeding day not a legal holiday.

                                       THE LIGHTSPAN PARTNERSHIP, INC.


                                       By:
                                           -------------------------------------
                                           Carl Zeiger
                                           President and Chief Operating Officer
Dated: June _____, 1997

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                                  SUBSCRIPTION


The Lightspan Partnership, Inc.
10140 Campus Point Drive
San Diego, California 92121

Ladies and Gentlemen:

        The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant dated _________ , 1997 held by the undersigned, ____________ shares of the Series D Stock of The Lightspan Partnership, Inc., a California corporation.

        Payment of the per share purchase price required under such Warrant accompanies this Subscription.

        The undersigned hereby represents and warrants that the undersigned is acquiring such stock for its own account and not for resale or with a view to distribution of any part thereof and accepts such shares subject to the terms and conditions of the Warrant.

Dated:__________________, 19__


                                             -----------------------------------
                                             Print Name of Warrantholder


                                             By
                                                --------------------------------

                            Address:         -----------------------------------

                                             -----------------------------------